UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: April 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / APRIL 30, 2008

Legg Mason Partners

All Cap Fund

Managed by	LEGG MASON CAPITAL MANAGEMENT

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

What’s inside

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s sub-administrator. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended April 30, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008 — the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also

Legg Mason Partners All Cap Fund	I

Letter from the chairman continued

increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market generated poor results during the 12-month reporting period. After posting a respectable gain during the first half of the period, stock prices then declined during the next five months before rallying somewhat in April 2008. The market’s troubles were due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and increasing fears of a recession. All told, the S&P 500 Indexiv returned -4.68% over the 12-month reporting period ended April 30, 2008.

Looking at U.S. stock prices more closely, the market’s weakness was broad in scope. Large-cap stocks outperformed their mid- and small-cap counterparts on a relative basis, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned -4.62%, -6.34% and -10.96%, respectively, during the 12-month reporting period. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -0.79% and -9.49%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II	Legg Mason Partners All Cap Fund

As always, we look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners All Cap Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Partners All Cap Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities that, in the portfolio manager’s opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows the portfolio manager to invest in the areas of the market where he believes the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels the portfolio manager perceives to be significant discounts to his assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fiscal year ended April 30, 2008 was a difficult one for the stock market, with most major market indexes down for the period. During the summer of 2007, the deterioration in the subprime mortgage market, which had begun to surface in the spring, morphed into a full-blown financial crisis as credit concerns expanded to impact more highly-rated mortgages and an “alphabet soup” of structured investment products, including collateralized debt obligations (“CDOs”), asset-backed commercial paper (“ABCP”) and mortgage-backed securities (“MBS”). Following initial efforts by the Federal Reserve Board (“Fed”)i in August 2007 to restore liquidity and confidence to the credit markets, the S&P 500 Indexii rallied to an all-time high of 1565 on October 9, 2007, five years to the day from its bear market low of 777 on October 9, 2002. The financial crisis took a renewed turn for the worse later in the period, as credit spreads on a broad range of fixed-income instruments widened substantially, subprime mortgage delinquency and default rates spiked up, and massive asset write-downs were recorded by a wide range of financial institutions. As the credit markets continued to deteriorate and losses on Wall Street mounted, the financial crisis moved from Wall Street to Main Street. Declining stock prices and weakening home prices, coupled with soaring oil and commodity prices, knocked consumer confidence for a loop, causing a slowdown in consumer spending, which has pushed the economy to the brink of recession. From its closing high in October 2007, the S&P 500 Index dropped 18.4% to a closing low of 1277 on March 17, 2008. Since then, the market has rallied somewhat as the Fed-brokered acquisition of Bear Stearns by JPMorgan Chase and the Fed’s aggressive measures to restore liquidity to the credit markets appear to have stabilized the equity market, at least for the time being.

Legg Mason Partners All Cap Fund 2008 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. When constructing the Fund’s portfolio, the key question we always ask is: “What is likely to happen and what is being discounted by the market?” We then try to position the Fund appropriately to take maximum advantage of the opportunities the market presents. During the period, we acted strategically to gradually increase existing positions and establish new positions in securities in the Financials and Retail sectors that, in our assessment, became undervalued as the credit crunch unfolded. We believe that there is a marked difference between perceived risk and actual risk; sometimes the securities of companies with negative headlines in the short term can be significant contributors to the portfolios of long-term investors.

Performance review

For the 12 months ended April 30, 2008, Class A shares of Legg Mason Partners All Cap Fund, excluding sales charges, returned -27.70%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned -5.16% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -4.53% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 863 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners All Cap Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of April 30, 2008 (excluding sales charges) (unaudited)

	6 MONTHS	12 MONTHS
All Cap Fund — Class A Shares	-23.96%	-27.70%
Russell 3000 Index	-9.82%	-5.16%
Lipper Multi-Cap Core Funds Category Average[1]	-10.27%	-4.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class 1 shares2 returned -23.91%, Class B shares returned -24.25%, Class C shares returned -24.17% and Class I shares returned -23.76% over the six months ended April 30, 2008. Excluding sales charges, Class 1 shares returned -27.51%, Class B shares returned -28.25% and Class C shares returned -28.09% over the 12 months ended April 30, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the 12-month period is not provided for Class I shares as this share class commenced operations on October 2, 2007.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated August 28, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 1.06%,1.22%, 2.03%, 1.78% and 0.72%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008.
As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation may be reduced or terminated at any time.

Q. What were the leading contributors to performance?

A. In terms of individual Fund holdings, the leading contributors to performance during the reporting period included ArcelorMittal, which has emerged as the low-cost leader in a rapidly consolidating steel industry, Amazon.com Inc., which was able to expand its margins following the short-term pressure that resulted from its recent aggressive investment in technology and content, International Business Machines Corp., whose

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 900 funds for the six-month period and among the 863 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.
[2]	Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners All Cap Fund 2008 Annual Report	3

Fund overview continued

solid quarterly results and aggressive stock repurchases buoyed its shares during the period, and online travel company Expedia Inc., which was helped by its large share buyback and announced plans to pursue more aggressive repurchases in 2008.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, the leading detractors from performance during the reporting period included the financial guarantors Ambac Financial Group Inc. and Security Capital Assurance Ltd., whose shares were sharply lower during the last 12 months as a result of the continued strife in the credit markets. Countrywide Financial Corp. also suffered as a result of the conditions in the credit markets, leading to Bank of America’s offer to purchase the company in January 2008 for $4 billion, a steep discount to its then-current book value. In the managed care arena, heavyweight players UnitedHealth Group Inc. and WellPoint Inc. also sustained significant losses, primarily at the end of the 12-month period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we increased the Fund’s exposure to the Technology sector and added strategically to the Fund’s position in the Financials sector in an effort to take advantage of what we believed to be mispricings resulting from the difficult credit environment. We also reduced the Fund’s overweight position, relative to the benchmark, in the Health Care sector by eliminating a few positions and focusing on the companies in that sector that we believe have the most attractive investment prospects.

In terms of individual Fund holdings, during the period, we eliminated the Fund’s position in Expedia Inc. While we continue to believe the company has a strong secular growth outlook, we eliminated the position to divert the capital to what we believed to be more compelling risk/reward opportunities. For similar reasons, we also closed several other Fund positions, including those in IAC/Interactive Corp., Sepracor Inc., The Travelers Companies Inc. and E*TRADE Financial Corp.

During the period, the Fund initiated several new positions including those in National City Corp., Kohl’s Corp., General Electric Co., EMC Corp. and Ryland Group Inc. We believe each stock represents excellent long-term value either on a secular or cyclical basis.

4	Legg Mason Partners All Cap Fund 2008 Annual Report

Thank you for your investment in Legg Mason Partners All Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jay R. Leopold

Portfolio Manager

Legg Mason Capital Management, Inc.

May 20, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: AES Corp. (5.5%), JPMorgan Chase & Co. (5.2%), Texas Instruments Inc. (3.9%), American International Group Inc. (3.9%), International Business Machines Corp. (3.3%), Micron Technology Inc. (3.2%), Bank of America Corp. (3.1%), UnitedHealth Group Inc. (2.9%), National City Corp., Convertible Preferred Stock (2.8%) and TD Ameritrade Holding Corp. (2.8%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2008 were: Financials (26.8%), Information Technology (22.0%), Consumer Discretionary (15.1%), Health Care (12.7%) and Industrials (10.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Diversification does not assure against market loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners All Cap Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

6	Legg Mason Partners All Cap Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2007 and held for the six months ended April 30, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(23.91)%	$1,000.00	$760.90	0.91%	$3.98
Class A	(23.96)	1,000.00	760.40	1.16	5.08
Class B	(24.25)	1,000.00	757.50	1.91	8.35
Class C	(24.17)	1,000.00	758.30	1.81	7.91
Class I	(23.76)	1,000.00	762.40	0.90	3.94

[1]	For the six months ended April 30, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners All Cap Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,020.34	0.91%	$4.57
Class A	5.00	1,000.00	1,019.10	1.16	5.82
Class B	5.00	1,000.00	1,015.37	1.91	9.57
Class C	5.00	1,000.00	1,015.86	1.81	9.07
Class I	5.00	1,000.00	1,020.39	0.90	4.52

[1]	For the six months ended April 30, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners All Cap Fund 2008 Annual Report

Fund performance

AVERAGE ANNUAL TOTAL RETURNS[1] (unaudited)
	WITHOUT SALES CHARGES[2]
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/08	(27.51)%	(27.70)%	(28.25)%	(28.09)%	N/A
Five Years Ended 4/30/08	N/A	3.46	2.70	2.75	N/A
Inception* through 4/30/08	(23.18)	(5.22)	(5.93)	(5.88)	(26.80)%

	WITH SALES CHARGES[3]
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/08	(33.66)%	(31.85)%	(31.84)%	(28.81)%	N/A
Five Years Ended 4/30/08	N/A	2.22	2.52	2.75	N/A
Inception* through 4/30/08	(28.51)	(5.94)	(5.93)	(5.88)	(26.80)%

CUMULATIVE TOTAL RETURN[1] (unaudited)
	WITHOUT SALES CHARGES[2]
Class 1 (inception* through 4/30/08)			(27.86)%
Class A (inception* through 4/30/08)			(34.30)
Class B (inception* through 4/30/08)			(38.07)
Class C (inception* through 4/30/08)			(37.81)
Class I (inception* through 4/30/08)			(26.80)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the maximum initial sales charges of 8.50% and 5.75%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class 1 shares is February 2, 2007. The inception date for Class A, B and C shares is June 30, 2000 and the inception date for Class I is October 2, 2007.

Legg Mason Partners All Cap Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B and C SHARES OF LEGG MASON PARTNERS ALL CAP FUND VS. THE RUSSELL 3000 INDEX† — June 2000 - April 2008

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on June 30, 2000 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2008. Class A shares’ performance assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results, investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners All Cap Fund 2008 Annual Report

Schedule of investments

April 30, 2008

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 97.0%
CONSUMER DISCRETIONARY — 15.1%
	Household Durables — 3.1%
388,700	Ryland Group Inc.	$12,430,626
481,400	Toll Brothers Inc.*	10,898,896
	Total Household Durables	23,329,522
	Internet & Catalog Retail — 1.8%
168,520	Amazon.com Inc.*	13,250,728
	Media — 4.2%
176,740	E.W. Scripps Co., Class A Shares	7,937,393
1,106,240	Time Warner Inc.	16,427,664
656,900	XM Satellite Radio Holdings Inc., Class A Shares*	7,324,435
	Total Media	31,689,492
	Multiline Retail — 4.9%
365,300	Kohl’s Corp.*	17,844,905
194,050	Sears Holdings Corp.*	19,135,271
	Total Multiline Retail	36,980,176
	Specialty Retail — 0.3%
350,000	Chico’s FAS Inc.*	2,474,500
	Textiles, Apparel & Luxury Goods — 0.8%
360,700	Liz Claiborne Inc.	6,380,783
	TOTAL CONSUMER DISCRETIONARY	114,105,201
FINANCIALS — 24.0%
	Capital Markets — 3.3%
190,436	Blackstone Group LP	3,555,440
1,181,331	TD Ameritrade Holding Corp.*	21,382,091
	Total Capital Markets	24,937,531
	Commercial Banks — 1.5%
402,400	National City Corp.(a)(b)	2,408,364
312,800	Wachovia Corp.	9,118,120
	Total Commercial Banks	11,526,484
	Consumer Finance — 1.0%
146,100	Capital One Financial Corp.	7,743,300
	Diversified Financial Services — 8.3%
623,829	Bank of America Corp.	23,418,541
831,291	JPMorgan Chase & Co.	39,611,016
	Total Diversified Financial Services	63,029,557

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	11

Schedule of investments continued

April 30, 2008

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

	Insurance — 7.6%
1,032,808	Ambac Financial Group Inc.	$4,781,901
642,335	American International Group Inc.	29,675,877
582,400	MBIA Inc.	6,056,960
2,779,945	Security Capital Assurance Ltd.	2,724,346
396,500	XL Capital Ltd., Class A Shares	13,833,885
	Total Insurance	57,072,969
	Thrifts & Mortgage Finance — 2.3%
1,394,400	Countrywide Financial Corp.	8,059,632
361,800	Freddie Mac	9,012,438
	Total Thrifts & Mortgage Finance	17,072,070
	TOTAL FINANCIALS	181,381,911
HEALTH CARE — 12.7%
	Biotechnology — 3.6%
742,711	Alkermes Inc.*	9,231,898
146,575	Amgen Inc.*	6,137,095
1,301,200	CV Therapeutics Inc.*	11,905,980
	Total Biotechnology	27,274,973
	Health Care Providers & Services — 9.1%
398,923	Aetna Inc.	17,393,043
209,200	Cardinal Health Inc.	10,893,044
672,689	UnitedHealth Group Inc.	21,949,842
381,200	WellPoint Inc.*	18,964,700
	Total Health Care Providers & Services	69,200,629
	TOTAL HEALTH CARE	96,475,602
INDUSTRIALS — 10.6%
	Airlines — 1.1%
564,544	UAL Corp.*	8,411,706
	Commercial Services & Supplies — 1.4%
334,490	Republic Services Inc.	10,633,437
	Electrical Equipment — 2.0%
1,120,185	Solarfun Power Holdings Co., Ltd., ADR*	15,044,084
	Industrial Conglomerates — 1.9%
430,310	General Electric Co.	14,071,137
	Road & Rail — 4.2%
240,429	Arkansas Best Corp.	9,492,137
1,083,920	Hertz Global Holdings Inc.*	13,939,211
522,750	YRC Worldwide Inc.*	8,494,688
	Total Road & Rail	31,926,036
	TOTAL INDUSTRIALS	80,086,400

See Notes to Financial Statements.

12	Legg Mason Partners All Cap Fund 2008 Annual Report

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 22.0%
	Computers & Peripherals — 5.1%
905,900	EMC Corp.*	$13,950,860
206,400	International Business Machines Corp.	24,912,480
	Total Computers & Peripherals	38,863,340
	Electronic Equipment & Instruments — 1.8%
1,228,600	Jabil Circuit Inc.	13,367,168
	Internet Software & Services — 2.8%
774,500	Yahoo! Inc.*	21,229,045
	Semiconductors & Semiconductor Equipment — 8.5%
3,171,085	Micron Technology Inc.*	24,480,776
1,022,470	Texas Instruments Inc.	29,815,225
236,200	Trina Solar Ltd., ADR*	9,962,916
	Total Semiconductors & Semiconductor Equipment	64,258,917
	Software — 3.8%
863,000	Red Hat Inc.*	17,751,910
640,200	Symantec Corp.*	11,024,244
	Total Software	28,776,154
	TOTAL INFORMATION TECHNOLOGY	166,494,624
MATERIALS — 3.7%
	Chemicals — 2.0%
653,875	Nalco Holding Co.	15,032,586
	Metals & Mining — 1.7%
143,570	ArcelorMittal	12,790,652
	TOTAL MATERIALS	27,823,238
TELECOMMUNICATION SERVICES — 2.7%
	Diversified Telecommunication Services — 0.9%
2,362,300	Level 3 Communications Inc.*	7,016,031
	Wireless Telecommunication Services — 1.8%
1,644,468	Sprint Nextel Corp.	13,139,299
	TOTAL TELECOMMUNICATION SERVICES	20,155,330
UTILITIES — 6.2%
	Independent Power Producers & Energy Traders — 6.2%
2,390,900	AES Corp.*	41,506,024
210,235	Reliant Energy, Inc.*	5,411,449
	TOTAL UTILITIES	46,917,473
	TOTAL COMMON STOCKS (Cost — $1,003,964,581)	733,439,779

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	13

Schedule of investments continued

April 30, 2008

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE
CONVERTIBLE PREFERRED STOCK — 2.8%
FINANCIALS — 2.8%
	Commercial Banks — 2.8%
180	National City Corp., Series G(a)(b) (Cost — $18,000,000)	$21,546,000
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,021,964,581)	754,985,779
FACE AMOUNT

SHORT-TERM INVESTMENT — 0.6%
	Repurchase Agreement — 0.6%
$4,611,000	Interest in $1,193,117 joint tri-party repurchase agreement dated 4/30/08 with Greenwich Capital Markets Inc., 1.950% due 5/1/08; Proceeds at maturity — $4,611,250; (Fully collateralized by various U.S. government agency obligations, 2.510% to 7.250% due 11/13/08 to 9/16/13; Market value — $4,703,235) (Cost — $4,611,000)	4,611,000
	TOTAL INVESTMENTS — 100.4% (Cost — $1,026,575,581#)	759,596,779
	Liabilities in Excess of Other Assets — (0.4)%	(3,117,934)
	TOTAL NET ASSETS — 100.0%	$756,478,845

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,026,963,249.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason Partners All Cap Fund 2008 Annual Report

Statement of assets and liabilities

April 30, 2008

ASSETS:
Investments, at value (Cost — $1,026,575,581)	$759,596,779
Cash	75
Receivable for securities sold	1,937,441
Dividends and interest receivable	124,395
Receivable for Fund shares sold	66,179
Prepaid expenses	62,811
Total Assets	761,787,680
LIABILITIES:
Payable for securities purchased	3,194,771
Payable for Fund shares repurchased	824,712
Transfer agent fees payable	517,109
Investment management fee payable	364,918
Distribution fees payable	233,353
Deferred compensation payable	9,598
Trustees’ fees payable	5,351
Accrued expenses	159,023
Total Liabilities	5,308,835
TOTAL NET ASSETS	$756,478,845
NET ASSETS:
Par value (Note 5)	$1,026
Paid-in capital in excess of par value	1,217,176,789
Undistributed net investment income	1,078,150
Accumulated net realized loss on investments	(194,802,978)
Net unrealized depreciation on investments and foreign currencies	(266,974,142)
TOTAL NET ASSETS	$756,478,845
Shares Outstanding:
Class 1	35,590,289
Class A	36,518,522
Class B	12,682,021
Class C	17,760,479
Class I	13,130
Net Asset Value:
Class 1 (and redemption price)	$7.51
Class A (and redemption price)	$7.49
Class B1	$7.06
Class C1	$7.09
Class I (and redemption price)	$7.51
Maximum Public Offering Price Per Share:
Class 1[2] (based on maximum initial sales charge of 8.50%)	$8.21
Class A (based on maximum initial sales charge of 5.75%)	$7.95

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	15

Statement of operations

For the year ended April 30, 2008

INVESTMENT INCOME:
Dividends	$11,167,677
Interest	251,068
Less: Foreign taxes withheld	(122,649)
Total Investment Income	11,296,096
EXPENSES:
Investment management fee (Note 2)	7,652,166
Distribution fees (Notes 2 and 4)	4,401,039
Transfer agent fees (Note 4)	2,379,733
Shareholder reports (Note 4)	181,850
Legal fees	59,663
Registration fees	56,920
Audit and tax	43,797
Trustees’ fees	42,821
Insurance	16,460
Custody fees	7,085
Miscellaneous expenses	17,274
Total Expenses	14,858,808
Less: Fee waivers and/or expense reimbursements (Note 2)	(783,204)
Net Expenses	14,075,604
NET INVESTMENT LOSS	(2,779,508)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(27,670,427)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(300,069,224)
Foreign currencies	2,598
Change in Net Unrealized Appreciation/Depreciation	(300,066,626)
Net Loss on Investments and Foreign Currency Transactions	(327,737,053)
DECREASE IN NET ASSETS FROM OPERATIONS	$(330,516,561)

See Notes to Financial Statements.

16	Legg Mason Partners All Cap Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED APRIL 30,	2008	2007
OPERATIONS:
Net investment loss	$(2,779,508)	$(954,891)
Net realized gain (loss)	(27,670,427)	80,793,640
Change in net unrealized appreciation/depreciation	(300,066,626)	(58,314,687)
Increase (Decrease) in Net Assets From Operations	(330,516,561)	21,524,062
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	80,062,538	38,863,219
Cost of shares repurchased	(372,861,331)	(181,822,524)
Net assets of shares issued in connection with merger (Note 6)	—	1,134,159,514
Increase (Decrease) in Net Assets From Fund Share Transactions	(292,798,793)	991,200,209
INCREASE (DECREASE) IN NET ASSETS	(623,315,354)	1,012,724,271
NET ASSETS:
Beginning of year	1,379,794,199	367,069,928
End of year†‡	$756,478,845	$1,379,794,199
† Includes undistributed net investment income of:	$1,078,150	—
‡ Includes accumulated net investment loss of:	—	$(4,799)

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	17

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.36	$10.41
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.01	0.00 [3]
Net realized and unrealized loss	(2.86)	(0.05)
Total loss from operations	(2.85)	(0.05)
NET ASSET VALUE, END OF YEAR	$7.51	$10.36
Total return[4]	(27.51)%	(0.48)%
NET ASSETS, END OF YEAR (000s)	$267,372	$450,886
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.93%	1.06%[5,6]
Net expenses	0.90 [7,8]	1.06 [5,6]
Net investment income	0.14	0.08 [5]
PORTFOLIO TURNOVER RATE	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to April 30, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]

As a result of a voluntary expense limitation, effective July 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Partners All Cap Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.36	$9.42	$8.02	$7.96	$6.32
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.01)	0.01	0.01	0.01	(0.03)
Net realized and unrealized gain (loss)	(2.86)	0.93	1.39	0.05	1.67
Total income (loss) from operations	(2.87)	0.94	1.40	0.06	1.64
NET ASSET VALUE, END OF YEAR	$7.49	$10.36	$9.42	$8.02	$7.96
Total return[3]	(27.70)%	9.98%	17.46%	0.75%	25.95%
NET ASSETS, END OF YEAR (000s)	$273,593	$443,226	$91,562	$84,629	$48,352
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.26%	1.20%[4]	1.21%[5]	1.20%	1.19%
Net expenses	1.15 [6,7]	1.18 [4,6,7,8]	1.19 [5,7,8]	1.18 [7,8]	1.19 [8]
Net investment income (loss)	(0.11)	0.14	0.06	0.14	(0.36)
PORTFOLIO TURNOVER RATE	25%	81%	24%	15%	125%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[6]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.16%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.40%.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.84	$9.02	$7.74	$7.73	$6.18
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.08)	(0.05)	(0.06)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(2.70)	0.87	1.34	0.06	1.63
Total income (loss) from operations	(2.78)	0.82	1.28	0.01	1.55
NET ASSET VALUE, END OF YEAR	$7.06	$9.84	$9.02	$7.74	$7.73
Total return[3]	(28.25)%	9.09%	16.54%	0.13%	25.08%
NET ASSETS, END OF YEAR (000s)	$89,574	$218,812	$71,865	$73,331	$56,434
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.10%	1.93%[4]	1.97%[5]	1.97%	1.94%
Net expenses	1.92 [6,7]	1.90 [4,6,7,8]	1.95 [5,7,8]	1.94 [7,8]	1.94 [8]
Net investment loss	(0.90)	(0.53)	(0.70)	(0.62)	(1.13)
PORTFOLIO TURNOVER RATE	25%	81%	24%	15%	125%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

[6]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.93%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.15%.

See Notes to Financial Statements.

20	Legg Mason Partners All Cap Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$9.86	$9.03	$7.74	$7.74	$6.19
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.07)	(0.04)	(0.06)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(2.70)	0.87	1.35	0.05	1.63
Total income (loss) from operations	(2.77)	0.83	1.29	0.00 [3]	1.55
NET ASSET VALUE, END OF YEAR	$7.09	$9.86	$9.03	$7.74	$7.74
Total return[4]	(28.09)%	9.19%	16.67%	0.00%	25.04%
NET ASSETS, END OF YEAR (000s)	$125,841	$266,870	$190,538	$215,024	$215,044
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.79%	1.85%[5]	1.93%[6]	1.95%	1.91%
Net expenses	1.79	1.85 [5,7,8]	1.91 [6,7,8]	1.92 [7,8]	1.91 [8]
Net investment loss	(0.77)	(0.40)	(0.65)	(0.60)	(1.11)
PORTFOLIO TURNOVER RATE	25%	81%	24%	15%	125%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 2.15%.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02
Net realized and unrealized loss	(2.77)
Total loss from operations	(2.75)
NET ASSET VALUE, END OF YEAR	$7.51
Total return[3]	(26.80)%
NET ASSETS, END OF YEAR (000s)	$99
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.90%[4]
Net expenses	0.90 [4]
Net investment income	0.49 [4]
PORTFOLIO TURNOVER RATE	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

22	Legg Mason Partners All Cap Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Partners All Cap Fund 2008 Annual Report	23

Notes to financial statements continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the

24	Legg Mason Partners All Cap Fund 2008 Annual Report

Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	PAID-IN CAPITAL
(a)	3,862,457	(3,862,457)
(a)	Reclassifications are primarily due to a tax net operating loss.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

The manager has contractually agreed to waive fees and/or reimburse expenses, other than brokerage, taxes and extraordinary expenses, to limit total annual operating expenses to 1.16% for Class A shares and 1.93% for Class B shares until September 1, 2008. Effective July 30, 2007, the Fund’s Class 1 shares have a voluntary expense limitation in place, which covers operating expenses other than interest, brokerage, taxes and extraordinary

Legg Mason Partners All Cap Fund 2008 Annual Report	25

Notes to financial statements continued

expenses, to the extent necessary so that total net annual operating expenses of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 fee differential of 0.25%.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

During the year ended April 30, 2008, the Fund was reimbursed for expenses amounting to $783,204.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 8.50% for Class 1 shares and 5.75% for Class A shares. Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividend and distribution). There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2008, LMIS and its affiliates received sales charges of approximately $57,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$201,000	$13,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of

26	Legg Mason Partners All Cap Fund 2008 Annual Report

the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2008, the Fund had accrued $9,598 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$274,708,182
Sales	562,734,117

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,117,575
Gross unrealized depreciation	(307,484,045)
Net unrealized depreciation	$(267,366,470)

4. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$725,241	$48,106
Class A	$948,396	1,025,421	72,472
Class B	1,463,082	518,340	33,518
Class C	1,989,561	110,686	27,751
Class I1	—	45	3
Total	$4,401,039	$2,379,733	$181,850

[1]	For the period October 2, 2007 (inception date) to April 30, 2008.

5. Shares of beneficial interest

At April 30, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the

Legg Mason Partners All Cap Fund 2008 Annual Report	27

Notes to financial statements continued

ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED APRIL 30, 2008		YEAR ENDED APRIL 30, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1[1]
Shares sold	213,629	$2,264,870	298,278	$3,065,719
Shares repurchased	(8,150,830)	(74,164,281)	(1,913,906)	(19,625,151)
Shares issued with merger	—	—	45,143,118	469,836,304
Net increase (decrease)	(7,937,201)	$(71,899,411)	43,527,490	$453,276,872
Class A
Shares sold	6,951,758	$67,709,572	2,184,091	$21,897,873
Shares repurchased	(13,229,384)	(119,811,834)	(5,288,797)	(52,752,181)
Shares issued with merger	—	—	36,182,960	376,582,004
Net increase (decrease)	(6,277,626)	$(52,102,262)	33,078,254	$345,727,696
Class B
Shares sold	737,423	$6,342,127	560,208	$5,290,211
Shares repurchased	(10,296,000)	(93,913,685)	(3,601,218)	(34,208,647)
Shares issued with merger	—	—	17,311,375	171,424,292
Net increase (decrease)	(9,558,577)	$(87,571,558)	14,270,365	$142,505,856
Class C
Shares sold	404,137	$3,581,260	750,970	$6,961,352
Shares repurchased	(9,715,897)	(84,924,604)	(6,508,736)	(60,664,455)
Shares issued with merger	—	—	11,724,812	116,316,914
Net increase (decrease)	(9,311,760)	$(81,343,344)	5,967,046	$62,613,811
Class I2,3
Shares sold	18,824	$164,709	179,704	$1,648,064
Shares repurchased	(5,694)	(46,927)	(1,563,323)	(14,572,090)
Net increase (decrease)	13,130	$117,782	(1,383,619)	$(12,924,026)

[1]	For the period February 2, 2007 (inception date) to April 30, 2008.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]	On September 11, 2006, Class Y shares were liquidated. As of November 20, 2006, Class Y shares were renamed Class I shares.

6. Transfer of net assets

On February 2, 2007, the Fund acquired the assets and certain liabilities of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International, and Legg Mason Partners Growth and Income Fund (collectively, the “Acquired Funds”) pursuant to a plan of reorganization approved by

28	Legg Mason Partners All Cap Fund 2008 Annual Report

shareholders of the Acquired Funds on January 19, 2007. Total shares issued by the Fund and the total net assets of the Acquired Funds on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	12,316,603	$123,836,196
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	12,907,897	130,248,613
Legg Mason Partners Multiple Discipline Funds All Cap and International	4,016,088	40,545,569
Legg Mason Partners Growth and Income Fund	81,121,677	839,529,136

The total net assets of the Fund before the reorganization were $328,835,255.

The total net assets of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International, and Legg Mason Partners Growth and Income Fund before acquisition included unrealized appreciation/(depreciation) of $(1,335,761), $5,194,084, $4,939,234 and $36,020,993, respectively, accumulated net realized loss of $131,587,944, $41,988,943, $13,090, and $10,010,961, respectively, and accumulated net investment loss of $914, $1,213 and $281, respectively. Legg Mason Partners Growth and Income Fund had no accumulated net investment loss. Total net assets of the Fund immediately after the transfer were $1,462,994,769. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value Class A, Class B and Class C shares received 1.014115, 1.026388 and 1.024837 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value Class A, Class B and Class C shares received 1.059773, 1.072286 and 1.073000 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Multiple Discipline Funds All Cap and International Class A, Class B and Class C shares received 1.287902, 1.345936 and 1.342882 shares of the Fund’s Class A, Class B and Class C shares, respectively. Shareholders of Legg Mason Partners Growth and Income Fund Class A, Class B, Class C and Class 1 shares received 1.409399, 1.376081, 1.445719 and 1.410485 shares of the Fund’s Class A, Class B, Class C and Class 1 shares, respectively.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended April 30, 2008 and 2007.

Legg Mason Partners All Cap Fund 2008 Annual Report	29

Notes to financial statements continued

As of April 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(146,242,263)
Other book/tax temporary differences[a]	(47,094,897)
Unrealized appreciation/(depreciation)[b]	(267,361,810)
Total accumulated earnings/(losses)-net	$(460,698,970)

*	During the taxable year ended April 30, 2008, the Fund utilized $19,290,886 of its capital loss carryforward available from prior years. As of April 30, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2010	$(26,625,535)
4/30/2011	(107,422,781)
4/30/2012	(11,972,942)
4/30/2013	(221,005)
$(146,242,263)

These amounts will be available to offset any future taxable capital gains subject to various limitations imposed by the tax regulations due to the reorganization discussed in Note 6.

[a]

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the treatment of distributions received from certain investments.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment

30	Legg Mason Partners All Cap Fund 2008 Annual Report

banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners All Cap Fund 2008 Annual Report	31

Notes to financial statements continued

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

32	Legg Mason Partners All Cap Fund 2008 Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its July 31, 2008 Form N-Q.

*  *  *

In March 2008, the Financial Accounting Standard Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners All Cap Fund 2008 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners All Cap Fund, a series of Legg Mason Partners Equity Trust, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners All Cap Fund as of April 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2008

34	Legg Mason Partners All Cap Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners All Cap Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since April 2000)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None

Legg Mason Partners All Cap Fund	35

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School
Number of portfolios in fund complex overseen by Trustee	50
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None

36	Legg Mason Partners All Cap Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None

Legg Mason Partners All Cap Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (since 1963)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

38	Legg Mason Partners All Cap Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)
Number of portfolios in fund complex overseen by Trustee	48
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	138
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners All Cap Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

40	Legg Mason Partners All Cap Fund

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)
ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners All Cap Fund	41

Legg Mason Partners All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, Inc.

Sub-administrator

Legg Mason Partners Fund
Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS ALL CAP FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007 based on 12/31/06 assets under management, according to Pensions & Investments, May, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/08 SR08-574

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2007 and April 30, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,300 in 2007 and $34,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2007 and $10,000 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,200 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $8,900 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 2, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 2, 2008